Exhibit 10.3

                                    AGREEMENT

BETWEEN:


                           TELLURIAN, INC, a company
                           incorporated under the laws of
                           the State of Delaware, one of the
                           United States of American

                           Hereinafter referred to as "Tellurian"

                                                               OF THE FIRST PART

                           -AND-

                           PHOENIX WOOD PRODUCTS CORPORATION
                           and NEWMAN BROS. LIMITED, as Trustees

                           Hereinafter referred to as "the Trustees"

                                                              OF THE SECOND PART

         Whereas the parties have agreed as herein provided to the conversion of Series "B" Special Shares held by the Trustees in Cyberport Niagara Inc. for common stock in Tellurian effective June 30th, 1998;

         AND WHEREAS this agreement outlines the terms and conditions for the exchange.

         NOW IN CONSIDERATION of the sum of One Dollar ($1.00) and other consideration, the parties hereto agree as follows:

1. The Trustees shall endorse Share Certificate No. 1-B in the amount of 912,634 Series "B" Shares in Cyberport Niagara Inc. in favour of Tellurian.

2. The Trustees shall exchange the said Shares of Cyberport Niagara Inc. with Tellurian in exchange for:

         a.  325,278 shares of Tellurian;

         b.  $180,000.00 payable on or before September 15th, 1998;

         c. a letter from solicitors duly authorized and knowledgable in the field of publicly traded


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              securities,  duly  qualified  to practice  law in the State of New
              York, in respect of the laws of New York, the State of Delaware and the federal laws of the United States of America, that in the opinion of the said attorney:

                  i.  Tellurian, Inc. is duly incorporated and organized and  is validly existing as a corporation under the laws of the State of Delaware;

                  ii. The authorized capital of the corporation consists of 25 million shares of common stock, which shares are being publicly traded on NASDAQ;

                  iii. The 325,278 Tellurian Shares have been validly issued and are recorded in the books and records of the corporation as being owned by the Trustees herein;

                  iv. That there is presently no restriction in trading the said Tellurian stock on the open market beyond August 5th, 1999;

                  v. The transfer of Tellurian Shares has been duly authorized, executed and delivered by Tellurian.

3. Within seven (7) days of signing this Agreement, Tellurian shall deposit with the Trustees an irrevocable authorization and direction to the underwriters, directing the said underwriters to forward the sum of One Hundred and Eighty Thousand Dollars ($180,000.00 Canadian) to Broderick and Associates in Trust to satisfy the obligation contained in paragraph 2 above.

4. Upon Tellurian delivering the shares and furnishing the documentation, the obligation of Cyberport Niagara Inc., and Tellurian Inc. as contained in the Agreement between Cyberport Niagara Inc., Tellurian, Inc. and the beneficiaries of the Trust entered into in March, 1998, shall be amended accordingly.


Dated at Niagara Falls, Ontario, this 12 day of August, 1998




SIGNED, SEALED AND DELIVERED                          )
         in the presence of                           )         TELLURIAN, INC.
                                                      )
                                                      )
                                                      )          -------------------
                                                      )          /s/ Stuart French, President
                                                      )           I have the authority to bind the Corporation
                                                      )
                                                      )          PHOENIX WOOD PRODUCTS
                                                      )          CORPORATION
                                                      )
                                                      )          ---------------------
                                                      )           /s/ William Diggon, President
                                                      )           I have the authority to bind the Corporation




                                                      )       NEWMAN BROS. LIMITED
                                                      )
                                                      )         Per:
                                                      )
                                                      )          ----------------------------
                                                      )            /s/ David Bennett, President
                                                      )          I have the authority to bind the Corporation


Stationery of Tellurian, Inc.


Attachment to agreement

I, Stuart French, President of Tellurian, Inc. have signed the attached agreement dated August 12, 1998 between Tellurian and Phoenix Wood Products Corporation and Newman Brothers Limited, as Trustees because it is clear to me that the document sets forth the agreed intent of the parties. As discussed by telephone with Bill Diggon, our concern is that the form of the agreement may not be acceptable under US law and SEC regulations. Since some of the parties to the agreement are not available until next week, we have agreed to sign the document with the proviso that both parties agree to redraft the document in form as soon as possible.

                           -----------------------------
                           /s/ Stuart French